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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                   FORM 8-K/A
                                 AMENDMENT NO. 1


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)         July 23, 2004
                                                --------------------------------


                           The Med-Design Corporation
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


         Delaware                        0-25852                 23-2771475
----------------------------        ----------------         -------------------
(State or Other Jurisdiction        (Commission File           (IRS Employer
     of Incorporation)                   Number)             Identification No.)


         2810 Bunsen Avenue, Ventura, CA                      93003
     ----------------------------------------               ----------
     (Address of Principal Executive Offices)               (Zip Code)


Registrant's telephone number, including area code        805-339-0375
                                                  ------------------------------





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ITEM 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         As previously reported, on July 23, 2004, PricewaterhouseCoopers LLP ("PwC") advised The Med-Design Corporation (the "Company") that it would resign as the independent registered public accounting firm for the Company upon completion of procedures related to the Company's Form 10-Q for the quarter ended June 30, 2004. PwC completed such procedures on August 16, 2004 and, therefore, ceased its relationship as the independent registered public accounting firm for the Company on that date.

         During the fiscal years ended December 31, 2003 and 2002 and through August 16, 2004, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreements, if not resolved to PwC's satisfaction, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Company's consolidated financial statements for such fiscal years.

         During the fiscal years ended December 31, 2003 and 2002 and through August 16, 2004, there were no reportable events (as defined in Regulation S-K
Item 304(a)(1)(v)).

         We have requested PwC to furnish us with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of that letter, dated August 20, 2004, is filed as
Exhibit 16 to this Form 8-K.




ITEM 7.    EXHIBITS

16. Accountant's Letter dated August 20, 2004




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       The Med-Design Corporation



                                       By: LAWRENCE D. ELLIS
                                           -------------------------------------
                                           Lawrence D. Ellis
                                           Chief Financial Officer


                                           Date: August 20, 2004
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